SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 24, 2003



                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)




Delaware                                0-27170                 61-1289391
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(State or other jurisdiction     (Commission File No.)       (IRS Employer
     of incorporation)                                       Identification No.)




344 17th Street, Ashland, Kentucky                                 41101
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(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:         (606) 325-4789
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                                       N/A
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          (Former name or former address, if changed since last report)




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Item 5.     Other Events
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         On January 24, 2003, the Registrant issued the press release attached hereto as Exhibit 99 announcing its earnings for the third quarter ended December 31, 2002.

     (a)     Exhibits

             99 Press release dated January 24, 2003












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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CLASSIC BANCSHARES, INC.




Date: January 24, 2003                      By: /s/ Lisah M. Frazier
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                                            Lisah M. Frazier, Chief Operation
                                             Officer and Chief Financial Officer